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Filed pursuant to Rule 497(k)
File Nos. 333-172080; 811-22525
Reinhart Mid Cap PMV Fund
Reinhart Genesis PMV Fund
Reinhart International PMV Fund
(the “Funds”)
Each a Series of Managed Portfolio Series (the “Trust”)
Supplement dated September 29, 2025, to the Summary Prospectus,
Prospectus and Statement of Additional Information,

each dated September 28, 2025
Reinhart Partners, LLC (“Reinhart”), the investment adviser to the Funds, and its applicable affiliates, have entered into an Equity Purchase Agreement with Baird Financial Corporation, the parent company of Robert W.
Baird & Co. Incorporated (collectively, “Baird”), whereby Baird will acquire more than 25% of the voting shares of Reinhart (the "Acquisition").
The Acquisition will be deemed to result in a change of control of Reinhart pursuant to the Investment Company
Act of 1940, as amended, effective as of the close of business on the day of closing of the Acquisition, currently expected to take place in the fourth quarter of 2025. Founder, Chairman & CEO James Reinhart will retain a meaningful minority interest and continue to serve as a board member actively involved in the firm's operations.
The change of control caused by the Acquisition will result in the termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Reinhart. In order for Reinhart to continue serving as the Funds’ investment adviser following the Acquisition, the Trust is required to seek the approval by the shareholders of the Funds of a new investment advisory agreement (the "New Advisory Agreement"). The
New Advisory Agreement will result in no changes to each Fund’s portfolio management personnel, and the
Acquisition is not expected to result in any change to the way the Funds are managed. Additionally, the advisory fees will not change and there are no material differences in the terms of the New Advisory Agreement as compared to the terms of the Funds’ current investment advisory agreement, except for the effective date.
At a special meeting of shareholders expected to be held in the fourth quarter of 2025, shareholders will vote on a proposal to approve the New Advisory Agreement between the Trust, on behalf of the Funds, and the
Adviser. The proposed New Advisory Agreement would become effective as of the date of the change in control of the Adviser, which is expected to occur shortly after the shareholder meeting. The forthcoming proxy statement describing the proposal is expected to be mailed in the fourth quarter of 2025 to the Fund’s record-date shareholders and will be available on the Securities and Exchange Commission’s EDGAR database at
www.sec.gov.
Please retain this supplement for future reference.